                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

                                  June 8, 2001
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                             dated as of May 1, 2001
                          providing for the issuance of

                                  $639,728,167

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2001-4

              Delaware             333-57794-03            94-2528990

          (State or other           (Commission          (IRS Employer
          jurisdiction of           File Number)         Identification
           Incorporation)             Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500

Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignation of Registrant's Directors. Not applicable.

Item 7.   Financial Statements and Exhibits.

The following exhibit is filed herewith:

     7.1      Pooling and Servicing Agreement between
              Washington Mutual Mortgage Securities Corp.,
              Depositor and Master Servicer, and State Street Bank and Trust Company, Trustee, dated as of May 1, 2001.

Item 8.   Change in Fiscal Year. Not applicable.

Item  9.    Sales of Equity Securities Pursuant to Regulation  S.
Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 8, 2001.

                                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                     (Registrant)

                                     By: /s/Thomas G. Lehmann

                                     -----------------------------------
                                     Thomas G. Lehmann
                                     Vice President
                                     (Authorized Officer)



                          STATEMENT OF DIFFERENCES
                          ------------------------

 The registered trademark symbol shall be expressed as.................. 'r'
 The dagger symbol shall be expressed as................................ 'D'
 Characters normally expressed as subscript shall be preceded by........ [u]
 The less-than-or-equal-to sign shall be expressed as...................  <=
 The greater-than-or-equal-to sign shall be expressed as................  >=

 Any letter preceded by # shall be taken to be a Greek letter, e.g. #A represents the Greek letter Alpha.